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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 14, 2000
                                                           -------------


                          Discover Card Master Trust I
               --------------------------------------------------
               (Exact name of registrant as specified in charter)




          Delaware                   0-23108                     51-0020270
          --------                   -------                     ----------
         (State of                 (Commission                 (IRS Employer
        Organization)              File Number)              Identification No.)


c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                                19720
---------------------------------------------                       -----
(Address of principal executive offices)                          (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7184
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable



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Item 5.  Other Events

         Series 2000-6 On June 14, 2000, the registrant made available to investors a prospectus supplement, dated June 9, 2000, and prospectus, dated June 9, 2000, with respect to the issuance of $700,000,000 aggregate principal amount of Series 2000-6 Floating Rate Class A Credit Card Pass-Through Certificates and $36,843,000 aggregate principal amount of Series 2000-6 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I (the "Trust"), pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Greenwood Trust Company ("Greenwood") as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement for Series 2000-6, to be dated as of June 19, 2000, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

         In connection with the issuance of Series 2000-6, Latham & Watkins, counsel to Greenwood and the Trust, has delivered (i) an opinion to Greenwood (as originator of the Trust), dated June 15, 2000, regarding the legality of the Series 2000-6 Floating Rate Class A Credit Card Pass-Through Certificates and the Series 2000-6 Floating Rate Class B Credit Card Pass-Through Certificates upon issuance and sale thereof on June 19, 2000; and (ii) an opinion to Greenwood (as originator of the Trust), dated June 15, 2000, as to certain federal tax matters concerning the Series 2000-6 Floating Rate Class A Credit Card Pass-Through Certificates and the Series 2000-6 Floating Rate Class B Credit Card Pass-Through Certificates. A copy of the opinion as to legality is attached as Exhibit 5.1, and the opinion as to certain tax matters is attached as Exhibit 8.1.

         Series 2000-7 On June 15, 2000, the registrant made available to investors a prospectus supplement, dated June 9, 2000, and prospectus, dated June 9, 2000, with respect to the issuance of $850,000,000 aggregate principal amount of Series 2000-7 Floating Rate Class A Credit Card Pass-Through Certificates and $44,737,000 aggregate principal amount of Series 2000-7 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I (the "Trust"), pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Greenwood Trust Company ("Greenwood") as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement for Series 2000-7, to be dated as of June 20, 2000, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

         In connection with the issuance of Series 2000-7, Latham & Watkins, counsel to Greenwood and the Trust, has delivered (i) an opinion to Greenwood (as originator of the Trust), dated June 15, 2000, regarding the legality of the Series 2000-7 Floating Rate Class A Credit Card Pass-Through Certificates and the Series 2000-7 Floating Rate Class B Credit Card Pass-Through Certificates upon issuance and sale thereof on June 20, 2000; and (ii) an opinion to Greenwood (as originator of the Trust), dated June 15, 2000, as to certain federal tax matters


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concerning the Series 2000-7 Floating Rate Class A Credit Card Pass-Through
Certificates and the Series 2000-7 Floating Rate Class B Credit Card Pass-Through Certificates. A copy of the opinion as to legality is attached as
Exhibit 5.2, and the opinion as to certain tax matters is attached as Exhibit
8.2.

Item 7.      Exhibits

Exhibit No.  Description

Exhibit 5.1  Opinion of Latham & Watkins as to Series 2000-6.

Exhibit 5.2  Opinion of Latham & Watkins as to Series 2000-7.

Exhibit 8.1 Opinion of Latham & Watkins as to certain federal tax matters concerning the Class A Certificates and Class B Certificates of Series 2000-6.

Exhibit 8.2 Opinion of Latham & Watkins as to certain federal tax matters concerning the Class A Certificates and Class B Certificates of Series 2000-7.

Exhibit 23   Consent of Latham & Watkins (included in Exhibits 5.1 and 5.2).






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             Discover Card Master Trust I
                                              (Registrant)


                                             By:  Greenwood Trust Company
                                                  (Originator of the Trust)



Date:  June 15, 2000                    By:  /s/ J. Nathan Hill
                                             --------------------------------
                                                 J. Nathan Hill
                                                 President










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                                INDEX TO EXHIBITS

Exhibit No.  Description
-----------  -----------

Exhibit 5.1  Opinion of Latham & Watkins as to Series 2000-6.

Exhibit 5.2  Opinion of Latham & Watkins as to Series 2000-7.

Exhibit 8.1 Opinion of Latham & Watkins as to certain federal tax matters concerning the Class A Certificates and Class B Certificates of Series 2000-6.

Exhibit 8.2 Opinion of Latham & Watkins as to certain federal tax matters concerning the Class A Certificates and Class B Certificates of Series 2000-7.

Exhibit 23   Consent of Latham & Watkins (included in Exhibits 5.1 and 5.2).












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